REGISTRATION RIGHTS AGREEMENT


     This registration rights agreement (this "Agreement") is entered into this 6th day of March, 1997 by and between the undersigned and Gulf Island Fabrication, Inc. (the "Company").

     WHEREAS, the undersigned was a founder of the Company and holds 1,725,500 shares of common stock, no par value per share
(the "Common Stock"), of the Company.

     WHEREAS, the Company desires to grant certain registration rights to the undersigned;

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the undersigned and the Company agree as follows:

     1.   Certain Defined  Terms.   Certain  terms  used  in this
Agreement are defined as follows:

     "Holder" means anyone holding Registrable Securities.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Qualified Public Offering" means the closing of an underwritten public offering by the Company pursuant to a Registration Statement filed and declared effective under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which the aggregate gross proceeds to the Company equal at least fifteen million dollars ($15,000,000).

     "Register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration
Statement with the SEC in compliance with the Securities Act for the purpose of effecting a public sale of securities.

     "Registrable Securities" means (a) all shares of Common Stock held by the undersigned as of the date hereof and (b) any other securities issued by the Company after the date hereof with respect to such shares (and with respect to the Common Stock generally) by means of exchange, reclassification, dividend, distribution, split up, combination, subdivision, recapitalization, merger, spin-off, reorganization or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities for the purposes of this Agreement if and when (i) a Registration Statement with respect to the sale of such securities shall have been declared effective by the SEC and such securities shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming a part of such Registration Statement; (ii) such securities shall have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act; (iii) as expressed in an opinion of counsel delivered to and satisfactory to the Company and the transfer agent for the Common Stock, such securities no longer constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and the transfer of such securities neither requires registration under the Securities Act or qualification under any state securities or "blue sky" laws then in effect, or (iv) such securities cease to be issued and outstanding for any reason.

     "Registration Statement" means a registration statement filed by the Company with the SEC for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4 or their successors or any other form for a limited purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another Person).

     "Securities Act" means the Securities Act of 1933, as amended.

     2.   Representations and Warranties  of  the  Company.   The
Company hereby represents and warrants to the undersigned as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana;

          (b) The Company has the full legal right, power and authority to enter into and perform this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; subject, however, to any approvals that may be required under the Securities Act of 1933, as amended (the "Securities Act") and under state securities laws in connection with the registration and sale of any Registrable Securities; and

          (c) The execution, delivery and performance of this Agreement by the Company will not violate any provision of law, any order of any court or agency of government, the Articles of Incorporation or By-laws of the Company, each as amended through the date hereof, or any provision of any indenture or other agreement to which it or any of its properties or assets is bound, or conflict with, result in a breach or constitute (with due notice or lapse of time or both) a default under any such indenture or other agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the properties or assets of the Company.

     3.   Registration Rights

          (a) Demand Registration Rights. (i) After the date on which the Company has first effected a Qualified Public Offering, the Holders of 50% or more of the Registrable Securities may request in writing that the Company register all or any portion of the Registrable Securities held by such requesting Holder or Holders (the "Initiating Holders") for sale in the manner specified in such request. The Company shall promptly and in any event not later than ten days after such request, notify in writing all other Holders of such request and thereupon the Company will, at its sole cost and expense as provided in Section 4 below, use its best efforts to register (on the appropriate registration form reasonably acceptable to the Initiating Holders) that number of Registrable Securities specified in such request and all other Registrable Securities that the Company has been requested to register by such other Holder or Holders in a written response given to the Company by such other Holder or Holders (who, together with the Initiating Holders, are hereinafter referred to as the "Requesting Holders") within 30 days after receipt of the written notice of the proposed registration from the Company. The Company agrees to include in any such Registration Statement all information which, the opinion of counsel to the Requesting Holders, is required to be included.

               (ii) The Company shall be obligated to effect two registrations of the Registrable Securities pursuant to this
Section 3(a). The obligation of the Company under this Section 3(a) shall be deemed satisfied only if a Registration Statement registering all Registrable Securities specified in the requests received pursuant to subsection 3(a)(i) for sale in accordance with the method of disposition specified by the Initiating Holders shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities included therein have been sold pursuant thereto.

               (iii) The Company shall be entitled to include in any Registration Statement referred to in this Section 3(a), for sale in accordance with the methods of disposition specified by the Initiating Holders, securities to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter or underwriters (if the method of disposition requested by the Initiating Holders is an underwritten public offering), such inclusion would have a material adverse effect on the efforts to sell the Registrable Securities included in the Registration Statement pursuant to
Section 3(a)(i).

               (iv) If the managing underwriter shall (A) certify in writing that the inclusion of some or all of the Registrable Securities would materially and adversely affect the market for the Company's securities, (B) state the basis of such opinion and
(C) state the maximum number of Registrable Securities, if any, that may be distributed without such adverse effect, then the Company may, upon written notice to the Requesting Holders allocate such an offering pro rata among the Requesting Holders.

               (v) If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged (or its Board of Directors has made a determination to engage within ninety days of the time of such request) in a registered public offering of securities for its own account in which the Requesting Holders may include Registrable Securities pursuant to Section 3(b) hereof, or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that the filing of a Registration Statement pursuant to such a request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

               (vi) If requested by the underwriters for any underwritten offering by the Requesting Holders pursuant to a registration requested under this Section 3(a), the Company shall enter into an underwriting agreement with such underwriters in a form reasonably satisfactory in substance and form to each Requesting Holder and the underwriters that shall contain such representations and warranties by the Company and such other terms as are generally prevailing in an agreement of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 8 hereof. The Requesting Holders will cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof. The Requesting Holders shall be parties to such underwriting agreement and may, in their discretion, require that any or all of the representations and warranties by, and other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Requesting Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Requesting Holders. In the case of a firm commitment public offering pursuant to this Section 3(a), the Initiating Holders shall choose the managing underwriter or underwriters; provided that this selection shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

               (vii) The Holders' rights under this Section 3(a) are in addition to registration rights of the Holders under
Section 3(b) hereof.

          (b)  Piggy-back Registration

               (i) If the Company proposes to file a Registration Statement, whether or not for its own account (other than pursuant to Section 3(a)), it will, at least thirty days prior to such a filing, give written notice to all Holders of its intention to do so and, upon the written request of any Holder or Holders given within fifteen days of the receipt of such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company will use its best efforts to cause all Registrable Securities that the Holder or Holders requested the Company to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(b) without obligation to the Holders.

               (ii) In  connection with any offering  under  this
Section 3(b) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the managing underwriter or underwriters, selected by the Company, and then only in such quantity as will not, in the written opinion of the managing underwriter or underwriters, jeopardize the success of the offering by the Company. Each Holder that has requested that Registrable Securities held by him be included in such Registration Statement shall (together with the Company and the other Holders distributing the securities through such underwriting) enter into such underwriting agreement as agreed upon between the Company and the managing underwriter or underwriters. If in the written opinion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Securities that the Holders have requested to be included would materially and adversely affect such public offering, the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, that the managing underwriter or underwriters believes may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the registration in accordance with the foregoing is less than the total number of securities that the Holders have requested to be included, then the number of Registrable Securities to be included in the registration shall be reduced pro rata among the requesting Holders based upon the number of Registrable Securities so requested to be registered. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

     4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall as expeditiously as reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement and otherwise comply with the provisions of the Securities Act with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become effective;

          (b) Prepare and file with the SEC any amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of
(i) the date on which all Registrable Securities included therein have been sold pursuant to the plan of distribution included in such Registration Statement and (ii) the thirtieth day from the effective date of the Registration Statement;

          (c) Furnish to the Holders whose Registrable Securities have been included in such Registration Statement such numbers of copies of the prospectus, including preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

          (d) Use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Holders whose Registrable Securities have been included in such Registration Statement shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such Holders to consummate the public sale or other disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify to do business as a foreign corporation or consent to general service of process in any such jurisdiction;

          (e) Before filing the Registration Statement or prospectus or amendments or supplements thereto, furnish the Holders whose Registrable Securities have been included in such Registration Statement with copies of all such documents proposed to be filed, which shall be subject to reasonable approval of counsel designated by such Holders;

          (f) Furnish to each Holder whose Registrable Securities have been included in such Registration Statement a signed counterpart, addressed to such Holder (and the underwriters, if any), of (i) an opinion of the Company's legal counsel dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein, and in the case of the accountants' letter with respect to events subsequent to the date of such financial statements), as are customarily included in opinions of issuer's counsel and an accountant's letter delivered to the underwriters in underwritten public offerings of securities, and in the case of the accountant's letter, such other financial matters as such Holder (or the underwriters, if any) may reasonably request; and

          (g) At any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, notify each Holder whose Registrable Securities have been included in such Registration Statement upon discovery of, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

If the Company has delivered preliminary or final prospectuses to the Holders whose Registrable Securities have been included in such Registration Statement, and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such Holders and, if requested, such Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide such Holders with a revised prospectuses and following receipt of the revised prospectuses such Holders shall be free to resume making offers of the Registrable Securities.

     5. Expenses of Registration. The costs and expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and the expenses of any special accounting services and audits incidental to or required by such registration, shall be paid by the Company; provided, however, the Company shall not be required to pay legal fees of the Holders, or underwriters' fees, discounts, commissions and broker-dealer charges relating to Registrable Securities. All such expenses relating to the Registrable Securities or to Holders' legal counsel shall be paid by Holders.

     6. Information by Holders. The Holders will furnish the Company, upon the written request of the Company, all information in their possession necessary to effect the registration and qualifications under the Securities Act and the blue sky laws in connection with any registration and will otherwise cooperate with the Company in effecting such registration and qualifications.

     7. Rule 144 Requirements. After the date on which the Company has effected a Qualified Public Offering, the Company shall:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Securities Exchange Act of 1934, as amended (the "Exchange Act") (and any time after it has become subject to such reporting requirements); and

          (c) furnish to any Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing itself any such securities without registration.

     8.   Indemnification.

          (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holders whose Registrable Securities have been included in such registration and each underwriter of such Registrable Securities and each other Person, if any, who controls such persons within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (including reasonable legal and other expenses incurred in investigating and defending against the same), joint or several, to which the Holders or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the
Registration Statement, or contained in the prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), if used within the period during which the Company is required to keep the Registration Statement to which such prospectus relates current pursuant to the terms hereof, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (A) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectuses, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holders, underwriter or controlling person specifically for use in the preparation thereof or (B) the Company shall not be required to indemnify any underwriter from whom the Person asserting any such losses, claims, damages, expenses or liabilities purchased the Registrable Securities that are the subject thereof or to the benefit of any person controlling such underwriter, if such underwriter failed to send or give a copy of the prospectus or any amendment thereof or supplement thereto to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person.

          (b) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Holders whose Registrable Securities have been included in such registration shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, if any, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus or prospectuses contained in the Registration Statement, or an amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holders specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

          (c) Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expenses if (1) representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential different interests between the Indemnified Party and any other party represented by such counsel in such proceeding, (2) the employment of counsel by the Indemnified Party has been authorized by the Indemnifying Party, or (3) the Indemnifying Party has not, in fact, employed counsel to assume the defense of such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemni-fied Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     9.   Miscellaneous.

          (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing or by telex, telephone or facsimile transmission with subsequent written confirmation, and may be personally served or sent by United States mail and shall be deemed to have been given upon receipt by the party notified. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 9) shall be as set forth opposite each party's name on the signature page hereof.

          (b) Transfer of Registration Rights. The rights to cause the Company to register securities granted to Holders by the Company under Section 3 hereof may be assigned by Holders to a transferee or assignee of any Registrable Securities, provided, that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          (c) Waivers and Amendments; Noncontractual Remedies; Preservation of Remedies. This Agreement may be amended, super-seded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and each of the Holders or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising a right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude a further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any breach of any provision of this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such breach is based may also be the subject matter of any other provision of this Agreement (or of any other Agreement between the parties) as to which there is no breach.

          (d) Severability. If any provision of this Agreement or the applicability of any such provision to a person or circum-stances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to persons or circumstances other than those for which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. To the extent permitted by applicable law each party hereto hereby waives any provision or provisions of law which would otherwise render any provision of this Agreement invalid, illegal or unenforceable in any respect.

          (e)  Counterparts.   This  Agreement may be executed by
the parties hereto in separate counterparts and when so executed shall constitute one Agreement, notwithstanding that all parties are not signatories to the same counterpart.

          (f) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Louisiana applicable to agreements made and to be performed entirely within such state.

          (g) Termination. This Agreement will terminate upon the earlier of (i) the date upon which the Company and each Holder existing on that date mutually agree in writing to terminate this Agreement and (ii) the first date on which there ceases to be any Registrable Securities.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

Address:                      GULF ISLAND FABRICATION, INC.

583 Thompson Road
Houma, Louisiana  70363       By:  /s/ Kerry J. Chauvin
                                  ______________________________
                                   Kerry J. Chauvin, President


Address:
                                   /s/ Huey J. Wilson
Suite 650                         ______________________________
3636 South Sherwood Forest Blvd.         Huey J. Wilson
Baton Rouge, Louisiana  70816